UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): January 26, 2010
BPW ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33979 (Commission File Number)	26-1259837 (IRS Employer Identification Number)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 653-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
ADDITIONAL INFORMATION AND WHERE TO FIND IT
THIS CURRENT REPORT ON FORM 8-K IS BEING FILED IN CONNECTION WITH THE PROPOSED MERGER (THE “MERGER”) AND RELATED TRANSACTIONS INVOLVING BPW ACQUISITION CORP. (“BPW”) AND THE TALBOTS, INC. (“TALBOTS”). IN CONNECTION WITH THE MERGER, TALBOTS AND BPW FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A DEFINITIVE PROXY STATEMENT AND HAVE MAILED A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BPW’S STOCKHOLDERS. THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, BPW’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS THERETO, IN CONNECTION WITH BPW’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALBOTS, BPW AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO BPW STOCKHOLDERS OF RECORD AS OF JANUARY 15, 2010. STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: MORROW & CO., LLC. BY CALLING 800-662-5200.
PARTICIPANTS IN THE SOLICITATION
BPW AND TALBOTS, AND THEIR RESPECTIVE DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM BPW’S STOCKHOLDERS IN CONNECTION WITH THE MERGER AND MAY HAVE INTERESTS THAT ARE DIFFERENT FROM, OR IN ADDITION TO, THE INTERESTS OF BPW STOCKHOLDERS. A DESCRIPTION OF THESE INTERESTS IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT WHICH TALBOTS AND BPW HAVE FILED WITH THE SEC. BPW’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE MERGER, BY SECURITY HOLDINGS OR OTHERWISE, BY READING THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.
NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 8.01 Other Events.
     On January 26, 2010, BPW Acquisition Corp. (“BPW”) and The Talbots, Inc. (“Talbots”) filed with the Securities and Exchange Commission definitive proxy materials in connection with the proposed merger of BPW and Talbots and other related proposals. The mailing of such definitive proxy materials to BPW stockholders commenced on January 26, 2010. As disclosed in the definitive proxy materials, stockholders who elect to vote against (i) the proposal to approve an amendment to BPW’s Amended and Restated Certificate of Incorporation to extend BPW’s corporate existence by two months, to twenty-six months in total from the date of its initial public offering or (ii) the proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 8, 2009, by and among Talbots, Tailor Acquisition, Inc. and BPW, as such agreement may be amended from time to time, and the transactions that it contemplates (the “merger proposal”), or both, and exercise their conversion rights, as described in the definitive proxy materials, must, in addition to other requirements described in the definitive proxy materials, (a) deliver their shares to BPW’s transfer agent, Mellon Investor Services LLC, by 5:00 p.m., New York City time on February 23, 2010 and, (b) provide, or have their bank or broker provide, Mellon Investor Services LLC with the necessary stock powers, written instructions that such stockholder wants to convert its shares, and a written certificate addressed to Mellon Investor Services LLC stating that such shareholder was the owner of such shares as of the record date, has owned such shares since the record date and will continue to own such shares through the date of the BPW special meeting (or the completion of the merger, if such shareholder voted against the merger proposal), no later than 5:00 p.m., New York City Time, on February 23, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPW ACQUISITION CORP.
Date: January 26, 2010	By:	/s/ Richard J. Jensen
		Name:	Richard J. Jensen
		Title:	Senior Vice President and Secretary